SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2011

WALGREEN CO.
(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On June 21, 2011, Walgreen Co. issued a press release announcing financial results for the quarter ended May 31, 2011.  A copy of this press release is attached hereto as Exhibit 99.1.

This information, including exhibits attached hereto and the information under Item 7.01 below, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

Item 7.01                      Regulation FD Disclosure.

In addition to issuing a press release, Walgreen Co. is also conducting a conference call and webcast regarding results for the quarter ended May 31, 2011 and the matter described in Item 8.01 below.  Slides prepared for the purposes of the conference call are available on the Walgreens investor relations website at http://investor.walgreens.com.

Item 8.01.                      Other Events.

On June 21, 2011, Walgreen Co. issued a press release announcing that contract renewal negotiations with pharmacy benefit manager Express Scripts, Inc. have been unsuccessful, and that as a result the company was planning not to be part of Express Scripts, Inc.’s pharmacy provider network as of January 1, 2012.  A copy of this press release is attached hereto as Exhibit 99.2.

This report shall not be deemed an admission as to the materiality of any of the information described herein or in the related exhibit hereto.  Except to the extent required by law, the registrant undertakes no obligation to update publicly any forward-looking statement included in this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01                      Financial Statements and Exhibits.

The following exhibits are being furnished as part of this Form 8-K:

Exhibit Number	Exhibit Title

99.1	Press Release issued by Walgreen Co. on June 21, 2011, announcing results for the quarter ended May 31, 2011.

99.2	Press Release issued by Walgreen Co. on June 21, 2011 regarding developments with Express Scripts, Inc.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: June 21, 2011	By:	/s/ Wade D. Miquelon
Name: Wade D. Miquelon
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release issued by Walgreen Co. on June 21, 2011, announcing results for the quarter ended May 31, 2011.

99.2	Press Release issued by Walgreen Co. on June 21, 2011 regarding developments with Express Scripts, Inc.

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